UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934
Date of Report (Date of the earliest event reported): February 24, 2011 (February 24, 2011)
Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)

Canada	001-14956	98-0448205
(State or other jurisdiction of	(Commission File Number)	(I.R.S Employer
incorporation or organization)		Identification No.)
7150 Mississauga Road,
Mississauga, Ontario,
Canada L5N 8M5
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (905) 286-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On February 24, 2011, Valeant issued a press release announcing results of operations for the quarter ended December 31, 2010 and certain other financial information as of and for the quarter ended December 31, 2010. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.
     The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

99.1	Press Release of Valeant Pharmaceuticals International, Inc. dated February 24, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
Date: February 24, 2011	By:	/s/ Philipe W. Loberg
Philipe W. Loberg
Executive Vice President, Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Valeant Pharmaceuticals International, Inc. dated February 24, 2011.